                                                                   Exhibit 10.75

                                   ASSIGNMENT

     This Assignment is made as of the 9th day of January 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN HICKORY-CATAWBA, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assgin, transfer, set over and convey unto Assignee all of its right, title XXX interest as Buyer under the terms of an Option to Purchase Partnership Interests in the Winslow Bay CommXXX shopping center, located in Hickory, North Carolina, dated as of October 16, 2003, as amended and entered XXX by Hickory Ridge Associates, Limited Partnership, a Tennessee limited partnership, by Hickory Ridge Development Corporation, a Tennessee corporation, its General Partner, as Seller, and Assignor as, XXX collectively, the "Agreement").

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not XXX assigned, transferred, or encumbered such interest in any way to any other person or entity. By XXX thereof, assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform XXX of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor XXX from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date XXX written above.

                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation

                              By: /s/ Jason A. Lazarus
                                  -------------------------------
                              Name: Jason A. Lazarus
                                    -----------------------------
                              As Its: Authorized Agent
                                      ---------------------------


                              ASSIGNEE:

                              INLAND WESTERN HICKORY-CATAWBA,
                              L.L.C.,
                              a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By: /s/ Charles Benevenuto
                                  -------------------------------
                              Name: Charles Benevenuto
                                    -----------------------------
                              As Its: Authorized Agent
                                      ---------------------------